                      AmeriCredit Automobile Receivables Trust 1998-B
                           Class A-1  5.629% Asset Backed Notes
                       Class A-2 Floating Rate Asset Backed Notes
                       Class A-3 Floating Rate Asset Backed Notes
                           Class A-4  6.06% Asset Backed Notes
                         Class A-5  6.12% Asset Backed Notes
                         Preliminary Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of May 11, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:    10/01/98
Monthly Period Ending:       10/31/98


I. MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

   A.  Beginning of period Aggregate Principal Balance                                                   $481,165,558
                                                                                                         ------------
   B.  Purchase of Subsequent Receivables                                                                           0
                                                                                                         ------------
   C.  Monthly Principal Amounts

       (1)     Collections on Receivables outstanding
                     at end of period                                                 13,223,229
                                                                                     -----------
       (2)     Collections on Receivables paid off
                     during period                                                     3,393,371
                                                                                     -----------
       (3)     Receivables becoming Liquidated Receivables
                     during period                                                     3,741,551
                                                                                     -----------
       (4)     Receivables becoming Purchased Receivables
                     during period
                                                                                     -----------
       (5)     Cram Down Losses occurring during period
                                                                                     -----------
       (6)     Other Receivables adjustments                                              58,809
                                                                                     -----------
       (7)     Less amounts allocable to Interest                                     (7,146,921)
                                                                                     -----------
       Total Monthly Principal Amounts                                                                     13,270,039
                                                                                                         ------------
   D.  End of period Aggregate Principal Balance                                                         $467,895,519
                                                                                                         ------------
                                                                                                         ------------
   E.  Pool Factor                                                                                          89.122969%
                                                                                                         ------------
                                                                                                         ------------

II. MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                              Class A-1      Class A-2      Class A-3     Class A-4     Class A-5        TOTAL
                                            ------------   ------------   ------------   ------------   -----------   ------------
   A.  Beginning of period Note Balance      $56,479,501   $174,000,000    $77,000,000   $108,000,000   $50,000,000   $465,479,501
                                            --------------------------------------------------------------------------------------
   B.  Noteholders' Principal
         Distributable Amount                 13,270,039              0              0              0             0     13,270,039
   C.  Noteholders' Accelerated Principal
         Amount                                1,369,966              0              0              0             0      1,369,966
   D.  Accelerated Payment Amount Shortfall       45,952              0              0              0             0         45,952
   E.  Note Prepayment Amount                          0              0              0              0             0              0
   F.  Deficiency Claim Amount                         0              0              0              0             0              0
                                            --------------------------------------------------------------------------------------
   G.  End of period Note Balance            $41,793,544   $174,000,000    $77,000,000   $108,000,000   $50,000,000   $450,793,544
                                            --------------------------------------------------------------------------------------
                                            --------------------------------------------------------------------------------------
   H.  Note Pool Factors                       36.028917%    100.000000%    100.000000%    100.000000%   100.000000%     85.865437%
                                            --------------------------------------------------------------------------------------
                                            --------------------------------------------------------------------------------------

                                    1

III. RECONCILIATION OF PRE-FUNDING ACCOUNT:

     A.  Beginning of period Pre-Funding Account balance                                                                       $0
                                                                                                                      -----------
     B.  Purchase of Subsequent Receivables                                                                   0
                                                                                                    -----------
     C.  Investment Earnings                                                                                  0
                                                                                                    -----------
     D.  Investment Earnings Transfer to Collections Account                                                  0
                                                                                                    -----------
     E.  Payment of Mandatory Prepayment Amount                                                               0
                                                                                                    -----------
                                                                                                                                0
                                                                                                                      -----------
     F.  End of period Pre-Funding Account balance                                                                    $         0
                                                                                                                      -----------
                                                                                                                      -----------
IV.  CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

     A.  Total Monthly Principal Amounts                                                                              $13,270,039
                                                                                                                      -----------
     B.  Required Pro-forma Security Balance                                                        421,105,967
                                                                                                    -----------
     C.  Pro-forma Security Balance (Assuming 100% Paydown of Total Monthly Principal Amounts)      452,209,462
                                                                                                    -----------
     D.  Step-down Amount  (B.- C.)                                                                                             0
                                                                                                                      -----------
     E.  Principal Distributable Amount  (A.- D.)                                                                     $13,270,039
                                                                                                                      -----------
                                                                                                                      -----------
V.   RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

     A.  Beginning of period Capitalized Interest Account balance                                                              $0
                                                                                                                      -----------
     B.  Monthly Capitalized Interest Amount                                                                  0
                                                                                                    -----------
     C.  Investment Earnings                                                                                  0
                                                                                                    -----------
     D.  Investment Earnings Transfer to Collections Account                                                  0
                                                                                                    -----------
     E.  Payment of Overfunded Capitalized Interest Amount                                                    0
                                                                                                    -----------
     F.  Payment of Remaining Capitalized Interest Account                                                    0
                                                                                                    -----------
                                                                                                                                0
                                                                                                                      -----------
     G.  End of period Capitalized Interest Account balance                                                           $         0
                                                                                                                      -----------
                                                                                                                      -----------
VI.  RECONCILIATION OF COLLECTION ACCOUNT:

     A.  Available Funds:

        (1)    Collections on Receivables during period
                (net of Liquidation Proceeds)                                                       $16,616,600
                                                                                                    -----------
        (2)    Liquidation Proceeds collected during period                                           1,305,143
                                                                                                    -----------
        (3)    Purchase Amounts deposited in Collection Account
                                                                                                    -----------
        (4)(a)  Investment Earnings - Collection Account                                                 35,695
                                                                                                    -----------
           (b)  Investment Earnings - Transfer From Prefunding Account                                        0
                                                                                                    -----------
           (c)  Investment Earnings - Transfer From Capitalized Interest Account                              0
                                                                                                    -----------
        (5)     Collection of Supplemental Servicing Fees
           (a)  Extension Fees                                                                           43,588
                                                                                                    -----------
           (b)  Repo and Recovery Fees Advanced                                                          65,177
                                                                                                    -----------
           (c)  Other Fees                                                                               83,182
                                                                                                    -----------
        (6)    Monthly Capitalized Interest Amount                                                            0
                                                                                                    -----------
        (7)    Mandatory Prepayment Amount
                                                                                                    -----------
       Total Available Funds                                                                                           18,149,385
                                                                                                                      -----------
   B.  Distributions:

       (1)      Base Servicing Fee and Supplemental Servicing Fees
             (a)       Base Servicing Fee                                                               902,185
                                                                                                    -----------
             (b)       Repo and Recovery Fees                                                            65,177
                                                                                                    -----------
             (c)       Bank Service Charges                                                              12,924
                                                                                                    -----------
             (d)       Other Fees                                                                        83,182
                                                                                                    -----------
       (2)      Agent fees                                                                                  500
                                                                                                    -----------
       (3)      Refunds of Overpayments paid by AFS                                                      18,495
                                                                                                    -----------
       (4)      Noteholders' Interest Distributable Amount
                        (a)        Class A - 1                                                          273,767
                                                                                                    -----------
                        (b)        Class A - 2                                                          812,846
                                                                                                    -----------
                        (c)        Class A - 3                                                          361,034
                                                                                                    -----------
                        (d)        Class A - 4                                                          545,400
                                                                                                    -----------
                        (e)        Class A - 5                                                          255,000
                                                                                                    -----------
       (5)      Noteholders' Principal Distributable Amount
                        (a)        Class A - 1                                                       13,270,039
                                                                                                    -----------
                        (b)        Class A - 2                                                                0
                                                                                                    -----------
                        (c)        Class A - 3                                                                0
                                                                                                    -----------
                        (d)        Class A - 4                                                                0
                                                                                                    -----------
                        (e)        Class A - 5                                                                0
                                                                                                    -----------

       (6)      Security Insurer Premiums                                                               178,870
                                                                                                    -----------

       Total distributions                                                                                             16,779,419
                                                                                                                      -----------
   C.  Excess Available Funds  (or Deficiency Claim Amount )                                                            1,369,966
                                                                                                                      -----------
   D.  Noteholders' Accelerated Principal Amount                                                                       (1,369,966)
                                                                                                                      -----------
   E.  Deposit to Spread Account                                                                                      $         0
                                                                                                                      -----------
                                                                                                                      -----------

VlI.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

   A.         Excess Available Funds  (VI.C.)                                                        $1,369,966
                                                                                                    -----------
   B.         Pro Forma Security Balance    (II.A.-II.B.)                                           452,209,462
                                                                                                    -----------
   C.         Required Pro Forma Security Balance   (90% x (I.D.+III.F.)                            421,105,967
                                                                                                    -----------
   D.         Excess of Pro Forma Balance over Required Balance   (B. - C.)                          31,103,495
                                                                                                    -----------
   E.         End of Period Class A-1 Note Balance (before accel. payments)                          43,209,462
                                                                                                    -----------
   F.         Greater of D. or E.                                                                    43,209,462
                                                                                                    -----------
   G.         Accelerated Principal Amount  (lesser of  A. or F.)                                                      $1,369,966
                                                                                                                      -----------
VII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

   A.         Pro Forma Security Balance                                                           $452,209,462
                                                                                                    -----------
   B.         Required Pro Forma Security Balance                                                   421,105,967
                                                                                                    -----------
   C.         Excess of Pro Forma Balance over Required Balance   (A. - B.)                          31,103,495
                                                                                                    -----------
   D.         End of Period Class A-1 Note Balance (before accel. payments)                          43,209,462
                                                                                                    -----------
   E.         Greater of C. or D.                                                                    43,209,462
                                                                                                    -----------
   F.         Excess Available Funds  (VI.C.)                                                         1,369,966
                                                                                                    -----------
   G.         Investment Earnings on Collection Account                                                  35,695
                                                                                                    -----------
   H.         Accelerated Payment Amount Shortfall (E.- F.+G.)                                                        $41,875,191
                                                                                                                      -----------
IX. RECONCILIATION OF SPREAD ACCOUNT:

   A.    Beginning of period Spread Account balance                                                                   $13,124,998
                                                                                                                      -----------
   B.    Additions to Spread Account
         (1)  Deposits from Collections Account    (VI. E.)                                                   0
                                                                                                    -----------
         (2)  Investment Earnings                                                                        45,952
                                                                                                    -----------
         (3)  Deposits Related to Subsequent Receivables Purchases                                            0
                                                                                                    -----------

       Total Additions                                                                                                     45,952
                                                                                                                      -----------
   C.    Spread Account balance available for withdrawals                                                              13,170,950
                                                                                                                      -----------
   D.    Requisite Amount of Spread Account
         (1)  Initial Spread Account Deposit                                                        $10,624,961
                                                                                                    -----------
         (2)  Subsequent Spread Account Deposits                                                      2,500,037
                                                                                                    -----------
         (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)                             13,124,998
                                                                                                    -----------
         (4)  $100,000                                                                                  100,000
                                                                                                    -----------
         (5)  2% of Original Pool Balance (total deliveries)                                         10,499,999
                                                                                                    -----------
         (6)  End of period Note Balance (before accel. principal shortfall calc)                   450,839,496
                                                                                                    -----------
         (7)  Lesser of (5) or (6)                                                                   10,499,999
                                                                                                    -----------
         (8)  Floor Amount Greater of (4) or (7)                                                     10,499,999
                                                                                                    -----------
         (9)  Aggregate Principal Balance                                                           467,895,519
                                                                                                    -----------
        (10)  End of period Note Balance (before accel. principal shortfall calc)                   450,839,496
                                                                                                    -----------
        (11)  Line (9) less line (10)                                                                17,056,023
                                                                                                    -----------
        (12)  OC level     (11) / (9)                                                                      3.65%
                                                                                                    -----------
        (13)  13% less OC level, if OC level is greater than 10%                                           n/a
                                                                                                    -----------
        (14)  If OC level is equal to or greater than 10%, Percent in (13) x End
                 of Period Aggregate Principal Balance                                                     n/a
                                                                                                    -----------
        (15)  If OC level is less than 10%, 2.5% of Original Pool Balance
                           (total deliveries)                                                        13,124,998
                                                                                                    -----------
        (16)  15% of end of period Aggregate Principal Balance if Trigger Date                             n/a
                                                                                                    -----------

       Requisite Amount of Spread Account (either (3), (8), (14), (15), or (16)
         as applicable)                                                                                                13,124,998
                                                                                                                      -----------
   E.  Withdrawals from Spread Account
       (1)    Priority First - Deficiency Claim Amount
                                                                                                    -----------
       (2)    Priority Second through Third
                                                                                                    -----------
       (3)    Priority Fourth - Accelerated Payment Amount Shortfall                   41,875,191
                                                                                       ----------
                    Accelerated Payment Amount Shortfall in Excess of Requisite Amount                   45,952
                                                                                                    -----------
       (4)    Priority Fifth through Sixth
                                                                                                    -----------
       (5)    Priority Seventh - to Servicer
                                                                                                    -----------

       Total withdrawals                                                                                                   45,952
                                                                                                                      -----------

   F.  End of period Spread Account balance                                                                           $13,124,998
                                                                                                                      -----------


X.  MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

    A.       Beginning of period number of Receivables                                                                     41,122
                                                                                                                      -----------
    B.       Number of Subsequent Receivables Purchased                                                                         0
                                                                                                                      -----------
    C.       Number of Receivables becoming Liquidated
                   Receivables during period                                                                                  408
                                                                                                                      -----------
    D.       Number of Receivables becoming Purchased
                   Receivables during period
                                                                                                                      -----------
    E.       Number of Receivables paid off during period                                                                     393
                                                                                                                      -----------
    F.       End of period number of Receivables                                                                           40,321
                                                                                                                      -----------
                                                                                                                      -----------
XI. STATISTICAL DATA:

    A.       Weighted Average APR of the Receivables                                                                        18.81%
                                                                                                                      -----------
    B.       Weighted Average Remaining Term of the Receivables                                                             49.72
                                                                                                                      -----------
    C.       Average Receivable Balance                                                                                   $11,604
                                                                                                                      -----------
    D.       Aggregate Realized Losses                                                                                 $5,813,091
                                                                                                                      -----------


By:
        --------------------------------------
Name:   Preston A. Miller
Title:  Executive Vice President and Treasurer
Date:   November 2, 1998

               AmeriCredit Automobile Receivables Trust 1998-B
                    Class A-1  5.629% Asset Backed Notes
                Class A-2 Floating Rate Asset Backed Notes
                Class A-3 Floating Rate Asset Backed Notes
                   Class A-4  6.06% Asset Backed Notes
                   Class A-5  6.12% Asset Backed Notes
                          Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of May 11, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:     10/01/98
Monthly Period Ending:        10/31/98


I.  MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                         Class A-1      Class A-2      Class A-3       Class A-4       Class A-5        TOTAL
                                        -----------   ------------    -----------    ------------     -----------    ------------
   A.   Preliminary End of period
          Note Balance                  $41,793,544   $174,000,000    $77,000,000    $108,000,000     $50,000,000    $450,793,544
                                        -----------------------------------------------------------------------------------------
   B.   Deficiency Claim Amount                   0              0              0               0               0               0
                                        -----------------------------------------------------------------------------------------
   C.   End of period Note Balance      $41,793,544   $174,000,000    $77,000,000    $108,000,000     $50,000,000    $450,793,544
                                        -----------------------------------------------------------------------------------------
   D.   Note Pool Factors                 36.028917%    100.000000%    100.000000%     100.000000%     100.000000%      85.865437%
                                        -----------------------------------------------------------------------------------------
                                        -----------------------------------------------------------------------------------------

II. RECONCILIATION OF SPREAD ACCOUNT:

   A.   Preliminary End of period Spread Account balance                                                              $13,124,998
                                                                                                                      -----------
   B.   Priority First - Deficiency Claim Amount from preliminary certificate                                                   0
                                                                                                                      -----------
   C.   End of period Spread Account balance                                                                          $13,124,998
                                                                                                                      -----------

X. PERFORMANCE TESTS:

   A.   Delinquency Ratio

        (1)      Receivables with Scheduled Payment
                      delinquent more than 60 days at end of period                                 $11,111,869
                                                                                                    -----------
        (2)      Purchased Receivables with Scheduled
                     Payment delinquent more than 60 days at end of period
                                                                                                    -----------
        (3)      Beginning of period Principal Balance                                              481,165,558
                                                                                                    -----------
        (4)      Delinquency Ratio (1)+(2) divided by (3)                                                                    2.31%
                                                                                                                      -----------
        (5)      Previous Monthly Period Delinquency Ratio                                                                   2.13%
                                                                                                                      -----------
        (6)      Second previous Monthly Period Delinquency Ratio                                                            1.51%
                                                                                                                      -----------
        (7)      Average Delinquency Ratio (4)+(5)+(6) divided by 3                                                          1.98%
                                                                                                                      -----------
        (8)      Compliance (Delinquency Test Failure is a
                       Delinquency Ratio equal to or greater than 5.00%)                                                  yes
                                                                                                                      -----------

   B.  Cumulative Default Rate
       (1)      Defaulted Receivables in Current Period                                             $ 5,044,787
                                                                                                    -----------
       (2)      Cumulative Defaulted Receivables Including
                     Defaulted Receivables in Current Period                                         17,137,856
                                                                                                    -----------
       (3)      Original Pool Balance                                                               524,999,926
                                                                                                    -----------
       (4)      Cumulative Default Rate (2) divided by (3)                                                                   3.26%
                                                                                                                      -----------
       (5)      Compliance (Default Test Failure is a Cumulative
                       Default Rate equal to or greater than 8.74%.)                                                      yes
                                                                                                                      -----------

   C.  Cumulative Net Loss Rate
       (1)      Receivables becoming Liquidated Receivables during period                            $3,741,551
                                                                                                    -----------
       (2)      Purchased Receivables with Scheduled
                     Payment delinquent more than 30 days at end of period
                                                                                                    -----------
       (3)      Cram Down Losses occurring during period
                                                                                                    -----------
       (4)      Liquidation Proceeds collected during period                                         (1,305,143)
                                                                                                    -----------
       (5)      Net Losses during period (1)+(2)+(3)-(4)                                              2,436,408
                                                                                                    -----------
       (6)      Net Losses since Initial Cut-off Date (Beginning of Period)                           3,376,683
                                                                                                    -----------
       (7)      50% of Receivables with Scheduled Payment delinquent
                     more than 90 days at end of period                                               3,075,974
                                                                                                    -----------
       (8)      Original Aggregate Principal Balance plus Pre-Funded Amount as of the Closing Date  525,000,000
                                                                                                    -----------
       (9)      Cumulative Net Loss Rate (5)+(6)+(7) divided by (8)                                                          1.69%
                                                                                                                      -----------
      (10)      Compliance (Net Loss Test Failure is a
                       Net Loss Rate equal to or greater than 5.00%.)                                                      yes
                                                                                                                      -----------

   D.  Extension Rate
       (1)      Principal Balance of Receivables extended during current period                       5,137,093
                                                                                                    -----------
       (2)      Beginning of Period Aggregate Principal Balance                                     481,165,558
                                                                                                    -----------
       (3)      Extension Rate (1) divided by (2)                                                                            1.07%
                                                                                                                      -----------
       (4)      Previous Monthly Extension Rate                                                                              0.60%
                                                                                                                      -----------
       (5)      Second previous Monthly Extension Rate                                                                       0.28%
                                                                                                                      -----------
       (6)      Average Extension Rate (3)+(4)+(5) divided by 3                                                              0.65%
                                                                                                                      -----------
       (7)      Compliance (Extension Test Failure is an Extension Rate equal to or greater than 4%.)                      yes
                                                                                                                      -----------

XI.    DELINQUENCY:

   A.  Receivables with Scheduled Payment delinquent
       (1)      31-60 days                                                          #  2,374        $30,410,354              6.32%
                                                                                    ---------------------------------------------
       (2)      61-90 days                                                               619          7,718,290              1.60%
                                                                                    ---------------------------------------------
       (3)      over 90 days                                                             251          3,393,579              0.71%
                                                                                    ---------------------------------------------
             Receivables with Scheduled Payment delinquent
                more than 30 days at end of period                                     3,244        $41,522,223              8.63%
                                                                                    ---------------------------------------------
                                                                                    ---------------------------------------------


By:
       --------------------------------------
Name:  Preston A. Miller
Title: Executive Vice President and Treasurer
Date:  November 4, 1998

                                       2